Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
November 30, 1999



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              5.5958%



        Excess Protection Level
          3 Month Average   5.93%
          November, 1999   5.81%
          October, 1999   6.17%
          September, 1999   5.82%


        Cash Yield                                  18.33%


        Investor Charge Offs                         4.89%


        Base Rate                                    7.63%


        Over 30 Day Delinquency                      5.02%


        Seller's Interest                            8.52%


        Total Payment Rate                          14.09%


        Total Principal Balance                     $48,461,894,441.68


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,130,074,923.1